EXHIBIT 10.27

                 TERMINATION OF INDENTURE OF TRUST



       THIS AGREEMENT  dated  as   November  29,  1995,    among
  Reading & Bates Corporation, a corporation organized and existing under the laws of the State of Delaware ("RBC"), Reading & Bates Drilling Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBD"), Reading & Bates Exploration Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBX"), Reading and Bates, Inc., a corporation organized and existing under the laws of the State of Oklahoma ("RBI"), Reading and Bates Borneo Drilling Co., Ltd., a corporation organized and existing under the laws of the State of Oklahoma ("RBB"), Reading & Bates (A) Pty. Ltd., a corporation organized and existing under the laws of Australia ("RBA") (RBC, RBD, RBX, RBI, RBB and RBA being referred to collectively as the "Borrowers" and individually as a "Borrower") and Bank One, Texas, N.A., a national banking association, as Trustee (the "Trustee").

                       W I T N E S S E T H:

  WHEREAS, pursuant to the Credit Facility Agreement dated as of March 27, 1991, as amended May 24, 1991, June 28, 1991, August 30, 1991, June 30, 1992 and February 25, 1993 (as so amended, the "Original Credit Agreement"), Internationale Nederlanden Bank, N.V. (formerly known as NMB Postbank Groep, N.V. the "Lender") agreed to provide funding to certain of the
  Borrowers  in  the aggregate  principal  amount of  up  to USD
  112,000,000; and

  WHEREAS, in connection therewith, the Borrowers and the Trustee entered into that certain Indenture of Trust dated
  March 27, 1991, as amended (the "Indenture"); and

  WHEREAS, the Borrowers and the Lender restated the Original Credit Agreement pursuant to the terms of that certain Amended and Restated Credit Facility Agreement dated as of April 27, 1995, as amended (as so amended the "Restated Credit Agreement"); and

  WHEREAS, the Borrowers have repaid Facility C and terminated Facility D and Facility E, with the agreement of the Lenders, and the Lenders have agreed to release all collateral (including the Mortgages, Assignments and Pledges) and delete all Vessels under the Indenture; and

  WHEREAS, the Borrowers and the Trustee wish to terminate the Indenture.

            NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to terminate this Indenture effective as of the date hereof as follows:

  1. Termination of Indenture. Effective as of the date hereof Obligors have paid or caused to be paid or provided adequate security to the Lender for repayment of the Notes theretofore delivered to the Trustee, the Notes have been delivered to the Trustee for cancellation, and the Obligors have delivered to the Trustee (a) a written notice that all conditions precedent provided for in
       Section 401 of the Indenture relating to the satisfaction and discharge of this Indenture have been complied with and (b) an opinion of counsel acceptable to the Trustee to the same effect.

  2.   Section  306 of  Indenture.    Notwithstanding Section  1
       above, the liabilities and obligations of the Obligors to
       the  Trustee  under   Section  306   shall  survive   the
       termination of this Indenture.

       All capitalized terms used herein but not defined herein shall have the meanings given to them in the Indenture.

       THIS AMENDMENT  SHALL BE  GOVERNED  BY AND  CONSTRUED  IN
  ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the date first written above.


                                READING & BATES CORPORATION


                                By:
                                     Name:
                                     Title:


                                READING & BATES DRILLING CO.


                                By:
                                     Name:
                                     Title:


                                READING & BATES EXPLORATION CO.


                                By:
                                     Name:
                                     Title:


                                READING AND BATES, INC.


                                By:
                                     Name:
                                     Title:


                                READING AND BATES BORNEO DRILLING
                                CO., LTD.


                                By:
                                     Name:
                                     Title:


  THE COMMON SEAL OF            READING & BATES (A) PTY. LTD.
  READING & BATES (A)
  PTY. LTD. was hereunto
  affixed by authority of
  the Board of Directors        By:
  in the presence of :               Name:
                                     Title:
  __________________
  T. W. Nagle, Director


  __________________
  W. K. Hillin, Secretary


                                BANK ONE, TEXAS, N.A., as Trustee


                                By:
                                     Name:
                                     Title:



                          ACKNOWLEDGMENT


  STATE OF TEXAS           )
                           )
  COUNTY OF HARRIS         )


       BEFORE ME,                           , a notary public in
  and for said county and state, on this day personally appeared
                          , known  to me to be  the person whose
  name is subscribed to the foregoing instrument and known to me
  to be the                                   of Reading & Bates
  Corporation, a corporation organized under the laws of Delaware, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this       day of
                , 1995.




                                Notary Public



                          ACKNOWLEDGMENT


  STATE OF TEXAS           )
                           )
  COUNTY OF HARRIS         )


       BEFORE ME,                           , a notary public in
  and for said county and state, on this day personally appeared
                          , known  to me to be  the person whose
  name is subscribed to the foregoing instrument and known to me
  to be the                                   of Reading & Bates
  Drilling Co., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this       day of
                , 1995.


                                Notary Public



                          ACKNOWLEDGMENT


  STATE OF TEXAS           )
                           )
  COUNTY OF HARRIS         )


       BEFORE ME,                           , a notary public in
  and for said county and state, on this day personally appeared
                          , known  to me to be  the person whose
  name is subscribed to the foregoing instrument and known to me
  to be the                                   of Reading & Bates
  Exploration Co., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this       day of
                , 1995.




                                Notary Public



                          ACKNOWLEDGMENT


  STATE OF TEXAS           )
                           )
  COUNTY OF HARRIS         )


       BEFORE ME,                           , a notary public in
  and for said county and state, on this day personally appeared
                          , known  to me to be  the person whose
  name is subscribed to the foregoing instrument and known to me
  to be the                                       of Reading and
  Bates, Inc., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this       day of
                , 1995.



                                Notary Public



                          ACKNOWLEDGMENT


  STATE OF TEXAS           )
                           )
  COUNTY OF HARRIS         )


       BEFORE ME,                           , a notary public in
  and for said county and state, on this day personally appeared
                          , known  to me to be  the person whose
  name is subscribed to the foregoing instrument and known to me
  to be  the                                      of Reading and
  Bates Borneo Drilling Co., Ltd., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this       day of
                , 1995.



                                Notary Public


                          ACKNOWLEDGMENT


  STATE OF TEXAS           )
                           )
  COUNTY OF HARRIS         )


       BEFORE ME,                           , a notary public in
  and for said county and state, on this day personally appeared
                          , known  to me to be  the person whose
  name is subscribed to the foregoing instrument and known to me
  to be the                                   of Reading & Bates
  (A) Pty. Ltd., a corporation organized under the laws of
         , and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this       day of
                , 1995.




                                Notary Public



                          ACKNOWLEDGMENT


  STATE OF TEXAS           )
                           )
  COUNTY OF HARRIS         )

       BEFORE ME,                           , a notary public in
  and for said county and state, on this day personally appeared
                          , known  to me to be  the person whose
  name is subscribed to the foregoing instrument and known to me
  to be the                                        of  Bank One,
  Texas, N.A.,  a national banking  association, organized under
  the laws of                  , and acknowledged to me that  he
  executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this       day of
                , 1995.



                                Notary Public